Exhibit 99.1

Transcript of
Hanover Capital Mortgage (HCM)
Investor Call
October 1, 2008
Participants
John Burchett, Hanover Capital Mortgage, President, CEO
Presentation
Operator
Greetings, and welcome to the Hanover Capital Mortgage investor call.
At this time, all participants are in a listen-only mode. A brief question and answer session will follow the formal presentation.
If anyone should require operator assistance during the conference, please press star, zero on our telephone keypad.
As a reminder, this conference is being recorded.
It is now my pleasure to introduce your host, Mr. John Burchett, President and CEO for Hanover Capital Mortgage. Thank you, Mr. Burchett. You may begin.
John Burchett — Hanover Capital Mortgage — President, CEO
Thank you. And thank everybody for joining our call this morning.
As a starter, I just want to remind everybody of our standard disclaimers about forward-looking statements that are set forth both in yesterday’s press release and our most recent form 10-Q for the quarter ended 06-30-08, and the 10-K for the year ended
12-31-07.
I’m pleased to announce this morning that we have signed a definitive agreement to merge with Walter Mortgage Company, which is a subsidiary of Walter Industries. The press release puts forth a pretty definitive recap of the transaction. I’ll go through it briefly. We will talk about, you know, what was in the press release today.
There’ll be a series of more information coming out starting today and as we go into the future on the transaction that will help you understand the deal more. Unfortunately, there are some things I won’t be able to answer today, but try to give you as much guidance as we can on the call.
The basic transaction is that—the first step is that Walter Industries is going to spin off their home financing business, which is essentially a mortgage banking business. And that spinoff will be done prior to the merger with Hanover, so that spinoff will be done to their shareholders. Then, there’ll be a distribution made to the shareholders of that stock. And finally, that stock will be merged into Hanover.
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
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From a legal entity point of view, Hanover will be the surviving company. The name will change to Walter Investment Management Corporation, and the operational head of the company will change to the Tampa office of Walter Mortgage.
We will survive as a subsidiary operating out of the New Jersey area, involved in the fee generating part of the business through our current taxable REIT subsidiary.
We have had a long process, obviously. We’ve been talking for a number of quarters here of our effort to raise capital and to do something with the company in an environment that, as you all know, has been much less than friendly for mortgage and mortgage related companies.
Just to recap on that, our portfolio, as we announced at our—on our second quarter earnings call, our portfolio of subordinate mortgage-backed securities was used to pay off the loan from Ramius that—the repo loan that we got in August of 2007, leaving us with a balance sheet that was not very attractive and a very small asset base on that balance sheet.
However, as we’ve said before, we felt that we had attributes that would be appealing to others in terms of our REIT status, our public company status, and our ability to act in these markets on a—on credit sensitive and on advisory business in the mortgage and mortgage related products. And that’s what we intend to do.
The transaction involves not only the direct merger with Walter Mortgage, but the exchange agreements with our Trust Preferred holders, for a combination of cash and stock. We settled and will retire—upon the merger day, will retire those Trust Preferreds for that settlement.
Additionally, we closed a loan agreement with Walter Mortgage that provides us with a $5 million line of credit that we will use strictly to buy agency mortgage-backed securities to maintain—to ensure that we maintain our regulatory status both from a REIT status point of view and from our 40 Act compliance point of view. That loan agreement has been in place and we actually had the first drawdown on that at the end of last week.
The next process in terms of information coming out is today we will file the 8-K regarding all these matters, and that will have the definitive agreement. It will have all of the other associated agreements in it, so you’ll be able to get a detailed look at what the agreements look like.
And as I say, to the extent I can answer questions, it’ll be pretty much on what was in the press release. And to the extent that—after those documents are released and in the public view, then individually if people want to call with question on that, I can hopefully clear any points up on that.
The next step after that will be our preparation and filing of the S-4 with the SEC. And at that time, the S-4 will outline in more detail the financial attributes of the transaction. And that’ll be the key in terms of people looking at what the financial aspects of the transaction look like going forward.
In the meantime, as a broad brush look at it, I think if you look at the 10-K and the 10-Qs of Walter, they do have segment information that outlines the different business segments, and that would give some indication of the—some of the attributes and assets that might be coming into this combination.
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

So, again, we’re pleased to have this transaction done. We’ve gone through a long process here of trying to get something that is beneficial to both our shareholders and to our employees, and trying to keep things going in this marketplace which is—continues to get worse. And hopefully today there’ll be a start on the marketplace getting better if we get some legislation passed on this recovery or bailout process.
But, it has been a very tough market for all mortgage related companies, and we feel happy that we’ve got this. We’re joining up with a very good partner who has a solid financial base and a very good reputation and a very good history in terms of being a player in the mortgage and housing markets in the past over a long period of time.
So, with that, I’ll open it up for questions. And as I say, I’m not trying to be evasive if I don’t answer a question, but we’re limited on what I can say today. And as I said, with the process of filing our 8-K today, and further as we get the S-4 out for the transaction that will precede our shareholder meeting and shareholder vote, more information will be available.
Operator, if we could open it up for questions now?
Operator
Thank you.
We will now conduct a question and answer session. If you would like to ask a question, please press star, one on your telephone keypad. A confirmation tone will indicate your line is in the question queue. You may press star, two if you would like to remove your question from the queue.
For participants using speaker equipment, it may be necessary to pick up your handset before pressing the star keys.
Once again, ladies and gentlemen, to ask a question, please press star, one on your telephone keypad.
Our first question comes from David Taylor with David Taylor and Company. Please proceed with your question.
David Taylor — David Taylor and Company
Thank you.
First, John, I mean, I have to really give you kudos. I didn’t really think I’d be left with anything with the disaster in the mortgage security market that’s occurred. And I appreciate your attempts to salvage something in this terrible environment.
The overriding question that I have is what am I going to have after this merger? And I guess from what you’re saying, you’re probably not going to comment too much on it. But, when is your S-4 going to be coming out?
John Burchett — Hanover Capital Mortgage — President, CEO
The S-4 will be coming out sometime in the fourth quarter, in this quarter. It’s going to take us a while to pull it together.
David Taylor — David Taylor and Company
Okay.
John Burchett — Hanover Capital Mortgage — President, CEO
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

We have some information to pull together. And as might be expected, Walter, on their side, has to pull out financials from a very large company and pull those financials out and get them put into forms. So, it’ll take some time, but we—we’ll—we’re starting to work on it now. And we—you know, get it out as soon as we can.
David Taylor — David Taylor and Company
I mean, are we talking a month, two months?
John Burchett — Hanover Capital Mortgage — President, CEO
Two months might—a month or two months is probably a good estimation of when we’d get something out.
David Taylor — David Taylor and Company
Okay.
John Burchett — Hanover Capital Mortgage — President, CEO
Yeah.
In terms of what you’d get, I mean, Walter had a call this morning. And one of the reasons that they went into this transaction was to have an REIT that pays dividends. So, what you’ll get is diminished, but you’ll get, you know, a stock in—a share of stocks—shares of stock in that company that will be a—hopefully a dividend paying company and continue as a real estate investment trust.
David Taylor- David Taylor and Company
Okay. They—as we speak, they are profitable? Walter Mortgage?
John Burchett — Hanover Capital Mortgage — President, CEO
We really can’t speak to that. But, again, if you look—because of the definition of that. But, if you look at their segment information on their 10-K—.
David Taylor — David Taylor and Company
—Well, can you quote their segment information? I mean, that’s public stuff and I don’t have it in front of me. I’m asking you.
John Burchett — Hanover Capital Mortgage — President, CEO
I probably can. I think I’m allowed to do that. Let me dig that up while we—if you have anything else, and I will—.
David Taylor — David Taylor and Company
—Well, I mean, I will—I guess a lot of things. I suppose I really need to go into the Walter data.
John Burchett — Hanover Capital Mortgage — President, CEO
Yeah.
David Taylor — David Taylor and Company
But, I’m—they have a substantial positive net worth, I assume, as we speak?
John Burchett — Hanover Capital Mortgage — President, CEO
Yes.
David Taylor- David Taylor and Company
Okay. So, they can absorb your negative net worth, and—which, of course, might not be a negative net worth after this new SEC ruling that—.
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

John Burchett — Hanover Capital Mortgage — President, CEO
—Well, it just—.
David Taylor — David Taylor and Company
—You don’t have to mark to market. But—.
John Burchett — Hanover Capital Mortgage — President, CEO
Yeah. Again, if you go through on our side, and, you know, I’d rather speak more to our side. But, on our side to the extent that, you know, if you look at what we did with the Ramius transaction, and in our second quarter press release and earnings release, we did announce that that transaction was positive to the extent of about $40 million—.
David Taylor — David Taylor and Company
—Right—.
John Burchett — Hanover Capital Mortgage — President, CEO
—That happened in August.
David Taylor — David Taylor and Company
But, as I figured it, you still had a $30 million negative net worth.
John Burchett — Hanover Capital Mortgage — President, CEO
Well—.
David Taylor — David Taylor and Company
—Even after that.
John Burchett — Hanover Capital Mortgage — President, CEO
Well, then the next part is, if you’ll—again, you can read and we did announce what the transaction was in this. And in terms of both stock and cash on the exchange agreements, it was a total of about $3 million in cash that we—in cash plus stock that we exchanged for the $40 million in Preferred. So, that’s another positive in terms of our net worth before we get done with this.
David Taylor — David Taylor and Company
Okay.
Were you able to find this Walter stuff? I mean, I’ll look it up. I’m going to call Walter and get on their list—.
John Burchett — Hanover Capital Mortgage — President, CEO
—Okay—.
David Taylor — David Taylor and Company
—For that matter.
But, I mean, they’re a profitable company, as we speak?
John Burchett — Hanover Capital Mortgage — President, CEO
Yes. Yes. There’s an operating profit. But, you know, if you look at the segment operating profit, it’s profitable, of the financing segment within Walter. Yes.
David Taylor — David Taylor and Company
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

So, there’s a reasonable expectation of a dividend following the merger?
John Burchett — Hanover Capital Mortgage — President, CEO
I think that’s a reasonable expectation, yes.
David Taylor — David Taylor and Company
Okay.
Well, I’ll keep my eyes open. Thanks an awful lot, John.
John Burchett — Hanover Capital Mortgage — President, CEO
Okay. Thank you, David.
Operator
Our next question comes from Paul Drueke with Stifel Nicolaus. Please proceed with your question.
Paul Drueke — Stifel Nicolaus
Hi, John.
John Burchett — Hanover Capital Mortgage — President, CEO
Hey, Paul.
Paul Drueke — Stifel Nicolaus
This is Paul Drueke. I guess I’m trying to just get some kind of clarity. Is there any way to assess what we have here at this time, or we just can’t until this other information’s out?
John Burchett — Hanover Capital Mortgage — President, CEO
Well, as I said, a broad approximation would be to look at the segment information in the Walter filings, and more specifically will be when the S-4 comes out.
Paul Drueke — Stifel Nicolaus
But, in terms of the valuation of what we have right now, is there going to be—I mean, what is the exchange, etc.? I mean—and is there any other liabilities that we have out there?
John Burchett — Hanover Capital Mortgage — President, CEO
We do not have any other liabilities at this point in time other than the—well, the debt we just took on on the $5 million—.
Paul Drueke — Stifel Nicolaus
—I understand. Yeah. Okay—.
John Burchett — Hanover Capital Mortgage — President, CEO
—On that $5 million. The exchange agreement takes care of any prior debt and Preferreds get taken care of with the exchange agreements.
Paul Drueke — Stifel Nicolaus
Right.
So, is there any way to really assess, though, that it’s at this time worth 25 cents, 50 cents, or—?
John Burchett — Hanover Capital Mortgage — President, CEO
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

—Yeah, I can’t give a number on that. And the best thing to be is when the S-4 comes out, to look at the information there on what the pro forma numbers would be in terms of book value and earnings. And it’ll be part of that S-4.
Paul Drueke — Stifel Nicolaus
Is there a—there’s no exchange ratio then, at this point, that you can disclose.
John Burchett — Hanover Capital Mortgage — President, CEO
What we disclosed in the press release is that basically, you know, of the total shares outstanding at the end of combining with them, the Hanover group, which includes the shares that are issued for the exchange of the preferred, will end up with 1.5 percent of the stock of the combined company.
Paul Drueke — Stifel Nicolaus
And is going to trade on the American, then, still?
John Burchett — Hanover Capital Mortgage — President, CEO
As far as we know right now, we expect it will trade on the American. We have to—given this is a merger of significant size, we basically have to reapply.
Paul Drueke — Stifel Nicolaus
Okay.
John Burchett — Hanover Capital Mortgage — President, CEO
But, as of right now, we are still trading on the American, and we would expect it would continue to trade on the American.
Paul Drueke — Stifel Nicolaus
Okay.
John Burchett — Hanover Capital Mortgage — President, CEO
Now, the American, as of today, merged into the New York. So—.
Paul Drueke — Stifel Nicolaus
—Right—.
John Burchett — Hanover Capital Mortgage — President, CEO
—It will trade on that—on the new vehicle which will be the NYSE Alternext System. But, that will be where all—that’s where all the American Stock Exchange companies will be ending up.
Paul Drueke — Stifel Nicolaus
So, at this point, it’s trading, only there’s no real reason for how somebody’s evaluating it. I mean, that I can—I—there’s no way I can evaluate in terms of what this is worth, right?
John Burchett — Hanover Capital Mortgage — President, CEO
To get the specific evaluation, I think the time to do that would be when the S-4 comes out with—.
Paul Drueke — Stifel Nicolaus
—Okay—.
John Burchett — Hanover Capital Mortgage — President, CEO
—All the numbers put together. Yes.
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

Paul Drueke — Stifel Nicolaus
All right.
Well, thank you. And at least—I appreciate your efforts. So, anyway, thank you.
John Burchett — Hanover Capital Mortgage — President, CEO
Thank you, Paul.
Operator
Once again, ladies and gentlemen, to ask a question, please press star, one on your telephone keypad at this time.
Our next question comes from Matt Sherwood with ZS Fund. Please proceed with your question.
Matt Sherwood — ZS Fund
Hi. Just had one quick question. So, the new share count after the exchange offer for Hanover is going to be 15 point—around 15 million?
John Burchett — Hanover Capital Mortgage — President, CEO
The new share count prior to the merger would be that. Yeah, that would be—yeah, 14 to 15 million. Exactly.
Matt Sherwood — ZS Fund
Okay. And that’s going to—and then that share count will own 1.5 percent of the new company?
John Burchett — Hanover Capital Mortgage — President, CEO
That’s right.
Matt Sherwood — ZS Fund
And then, the asset—on the asset side of the balance sheet before any merger—.
John Burchett — Hanover Capital Mortgage — President, CEO
—Yeah—.
Matt Sherwood — ZS Fund
—You haven’t had much of a change other than, you know, any mark to markets?
John Burchett — Hanover Capital Mortgage — President, CEO
Well, from the—we haven’t announced our—obviously, our third quarter yet. When you—if you take a look at the second quarter, our second quarter balance sheet, we did have the transaction after the second quarter that paid off the repo debt.
Matt Sherwood — ZS Fund
Right, right. Yeah, I understand that. So, I’m saying—but like the—.
John Burchett — Hanover Capital Mortgage — President, CEO
—After that adjustment, there hasn’t been much of a change, that’s right.
Matt Sherwood — ZS Fund
Yeah, because you just have the CMO, the trading securities cash, and—.
John Burchett — Hanover Capital Mortgage — President, CEO
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

—Right—.
Matt Sherwood — ZS Fund
—That’s about it. And then—.
John Burchett — Hanover Capital Mortgage — President, CEO
—Yeah, there—.
Matt Sherwood — ZS Fund
—Your equity investments which are—.
John Burchett — Hanover Capital Mortgage — President, CEO
—Right, right—.
Matt Sherwood — ZS Fund
—Worth what they’re worth. All right.
And is there any tax loss position, or can that be carried forward into the transaction?
John Burchett — Hanover Capital Mortgage — President, CEO
There are some capital tax losses as part of what we have in the tax—in that position. Of course, we’re a—you know, we’re a REIT, so we essentially, on the payout side, don’t pay taxes in the REIT. There are some net operating losses in the taxable REIT subsidiary as well that will come along with the transaction.
Matt Sherwood — ZS Fund
Okay, they will. Okay, great.
John Burchett — Hanover Capital Mortgage — President, CEO
Right.
Matt Sherwood — ZS Fund
And did you have a servicing business now?
John Burchett — Hanover Capital Mortgage — President, CEO
We do not have a servicing business now, no. We don’t do any servicing.
Matt Sherwood — ZS Fund
Okay. So, that obviously would come with the transaction.
John Burchett — Hanover Capital Mortgage — President, CEO
That’s an additive, yeah, exactly, that comes from the Walter side. Exactly.
Matt Sherwood — ZS Fund
Okay. I think that’s all. Thank you.
John Burchett — Hanover Capital Mortgage — President, CEO
Okay. Thank you.
Operator
Our next question comes from Richard Deamorelli , a private investor. Please proceed with your question.
Richard Deamorelli — Private Investor
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com

Yeah. Hi, there. I had a quick—one quick question. With respect to the $40 million thing that was dealt with—.
John Burchett — Hanover Capital Mortgage — President, CEO
—Right—.
Richard Deamorelli — Private Investor
—With Ramius and such, does that mean that Hanover now has retained that 40 million or got rid of the obligation, and so you’re sort of just zeroed out on that?
John Burchett — Hanover Capital Mortgage — President, CEO
Well, again, as we outlined in our second—if you look at our second quarter press release, it covers it. But, we basically had a liability of 84 million, a little over 84 million, and we had a carry value on our assets of about 43 million. So, the net was a paper gain, if you will, but gain to us of just over $40 million.
So, the assets are gone of $43 million, and the liability of $84 million is gone from our balance sheet as of August.
Richard Deamorelli — Private Investor
Okay. Thank you.
John Burchett — Hanover Capital Mortgage — President, CEO
Okay.
Operator
There are no further questions in queue. I would like to turn it back over to management for closing comments.
John Burchett — Hanover Capital Mortgage — President, CEO
Okay. Thank you, operator.
And, again, thank everybody for joining the call. I’m sorry, in one sense, that we can’t be more definitive in terms of the numbers. But, as we said, as we progress through both the release today of the 8-K with all the documentation for the transaction, and probably more specifically when we come out with our S-4, the numbers will be available to evaluate this.
And as I said, we look forward and we think this is a very good solution for the situation Hanover found itself in with this market. And we look forward to working with Walter as we go forward.
Thanks again for joining us.
Operator
This concludes today’s teleconference. You may disconnect your lines at this time.
Thank you for your participation.
Vcall
601 Moorefield Park Dr.
Richmond, VA 23236
Phone: 888-301-5399
Fax: 804-327-7554
info@vcall.com
www.vcall.com
www.investorcalendar.com